UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman LaSalle Real Estate Fund Series, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	6
Understanding and Comparing Your Fund’s Expenses	13
Portfolios of Investments	15
Statements of Assets and Liabilities	22
Statements of Operations	24
Statements of Changes in Net Assets	25
Notes to Financial Statements	27
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	47
Required Federal Income Tax Information	48
Matters Relating to the Directors’ Consideration of the Continuance of the Management and Subadvisory Agreements	49
Directors and Officers	53
Additional Fund Information	56

To The Shareholders

Your annual shareholder report for Seligman LaSalle Real Estate Fund Series, Inc. follows this letter. The report contains a discussion with the Funds’ Portfolio Managers, as well as each Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

For the year ended December 31, 2007, Seligman LaSalle Global Real Estate Fund posted a total return of –17.2%, based on the net asset value of Class A shares (excluding sales charge). For the same period, the UBS Global Real Estate Investors Index returned –13.5%. Seligman LaSalle Monthly Dividend Real Estate Fund posted a total return, based on the net asset value of Class A shares (excluding sales charge), of –23.8%. The Fund’s benchmark, the FTSE-NAREIT Equity REIT Index returned –15.7% for the same period. The Funds’ peers, as measured by the Lipper Real Estate Funds Average, returned –15.3% for the year ended December 31, 2007.

After many years of favorable performance, public real estate securities performed poorly throughout much of 2007. Given the current state of the economy, it is possible that the performance of the asset class may remain lackluster over the short term. We are confident, however, in the long-term investment opportunities offered by real estate securities.

We thank you for your support of Seligman LaSalle Real Estate Fund Series and look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 29, 2008

Manager
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Subadvisers
Subadviser to Global Real
Estate Fund and Monthly
Dividend Real Estate Fund:

LaSalle Investment
Management
(Securities), L.P.
100 East Pratt Street
Baltimore, MD 21202

Subadviser to Global Real
Estate Fund:

LaSalle Investment
Management
Securities B.V.
Herengracht 471
1017 BS Amsterdam,
The Netherlands

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Important Telephone Numbers
(800) 221-2450 Shareholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
George Noon, Stanley Kraska, Keith Pauley, and Ernst-Jan deLeeuw

Seligman LaSalle Global Real Estate Fund

Q:	How did Seligman LaSalle Global Real Estate Fund perform during the year ended December 31, 2007?

A:	Seligman LaSalle Global Real Estate Fund seeks total return through a combination of current income and long-term capital appreciation by investing predominantly in the equity securities of global real estate companies. The Fund delivered a total return of –17.2%, based on the net asset value of Class A shares (excluding sales charges) for the year ended December 31, 2007. During the same period, the market for global real estate companies, as measured by UBS Global Real Estate Investors Index of global real estate stocks returned –13.5% (all in US dollars).

Q:	What market conditions and events materially affected the Fund’s performance during the year?

A:	After years of superior performance, global real estate stocks trailed broad market indexes in most markets in 2007. This was the first down year in global real estate securities since 1999. Real estate companies in the US and Europe were casualties of the credit crunch and increasing economic uncertainty. Rising credit spreads and reduced availability of debt raised concerns about the sustainability of property values and curtailed acquisitions and privatization activity.

Real estate companies in Asia felt little impact from the credit-inspired headlines affecting North America and Europe during the first part of the year, but as the year progressed, increased concern about the health of the US economy and its impact on real estate fundamentals wore on real estate stocks around the world.

The performance of real estate stocks varied dramatically in different markets in 2007. Asia-Pacific led the way, with Hong Kong real estate stocks producing double-digit returns, and every Asia-Pacific market producing positive total returns in US dollars. The UK’s public real estate market, on the other hand, lost more than 30% of its value in 2007, while the US market for real estate stocks did slightly worse than the UBS Global Real Estate Investors Index and Continental Europe did slightly better.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the year?

A:	In the first month of the year (which was the first full month of the Fund’s operating history), cash from Fund investors represented a larger percentage of Fund assets on a day-to-day basis. This overweighting in cash led to the Fund’s underperformance versus its benchmark in January.

The Fund’s performance in the Asian-Pacific markets varied by market. The Fund’s underweight to its benchmark in Australia, a market which outperformed, hurt the relative performance of the Fund. However, strong stock selection in Australia positively impacted performance.

The Fund’s overweight to Hong Kong and good stock selection in the country both positively impacted the relative performance. In particular, the residential and diversified developer-owner Sun Hung Kai Properties, together with our other Hong Kong and Singapore-based investments, benefited from the strong and expanding role of Hong Kong as the gateway to China, and rapid growth throughout the region.

Interview With Your Portfolio Managers
George Noon, Stanley Kraska, Keith Pauley, and Ernst-Jan deLeeuw

Seligman LaSalle Global Real Estate Fund (continued)

The UK, which came under pressure due to its position as a world financial center during the year, posted the world’s worst real estate stock performance in 2007. Stock selection in the UK and Continental Europe had a negative influence on performance. Given the size of the holding and the poor performance of the UK market, British Land was the largest individual negative contributor to the portfolio’s performance.

The US public real estate market did not do as well as the UBS Global Real Estate Investors Index. The US portion of the portfolio tracked its benchmark. Overweights in Ventas, a healthcare company, and ProLogis, an industrial company, positively impacted performance. Overweights Vornado, a New York City-focused office company, and Kilroy Realty, a Southern California-based office company, negatively impacted performance.

Of the companies in the portfolio, a Canadian company was the top positive performance contributor worldwide. Canadian REIT is a well-managed, conservative company with diversified holdings in the Toronto area. The company benefited from the very strong Canadian market.

At year-end, the Fund’s portfolio remained well diversified by region, country, number of securities, and property sector weighting. About 26% of the value of the portfolio was in the Asia-Pacific region, including 11% in Australia. Another 26% was invested in Europe, with 10% in the UK. US holdings amounted to 45% of the portfolio. About 31% of the holdings in the portfolio are in the stocks of companies engaged in the development and ownership of retail properties, 27% in companies that are classified as diversified, operating in several sectors, often in multiple countries, and 26% in office and industrial owners and developers.

Public real estate currently trades at a discount to private market values throughout the world. We estimate price-to-net asset value discounts of more than 10% for the world as a whole at year-end. Fundamentals remain reasonably solid throughout the world, with reasonable growth projected for the companies in our global investment universe.

We expect the operations of real estate companies will do better in slowing economies than most companies in industry and commerce, with tenant leases giving landlords additional defenses against rough economic times. Reduced debt funding and tighter loan terms should give an advantage to the lower-levered public companies in making new investments. Current prices give investors in public real estate companies an opportunity to own some of the best real estate around the globe at a discount.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman LaSalle Global Real Estate Fund is managed by George Noon, Stanley Kraska, and Keith Pauley of LaSalle Investment Management (Securities), L.P. and Ernst-Jan deLeeuw of LaSalle Investment Management Securities B.V.

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

Seligman LaSalle Monthly Dividend Real Estate Fund

Q:	How did Seligman LaSalle Monthly Dividend Real Estate Fund perform during the year ended December 31, 2007?

A:	Seligman LaSalle Monthly Dividend Real Estate Fund seeks to produce a high level of current income, with a secondary objective of capital appreciation by concentrating its investments in the real estate industry. For the year ended December 31, 2007, the Fund returned –23.8%, based on the net asset value of Class A shares. During the same period, the overall REIT market, as measured by the FTSE-NAREIT Equity REIT Index (“the NAREIT Index”), returned –15.7%. The Fund’s peers, as measured by the Lipper Real Estate Funds Average returned –15.3% for the year.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?

A:	After years of superior performance, real estate stocks trailed the broad market indexes in 2007. This was the first down year in the REIT industry in total return — and the first year that the NAREIT Index didn’t beat the S&P 500 — since 1999. After strong advances in January and February, increased credit concerns in the housing market began to take their toll on any company with “real estate” or “REIT” in its name. What started as concern over the subprime mortgage market became broad credit market illiquidity and repricing. As the year progressed, increased concern about the health of the US economy and its impact on real estate fundamentals wore on the stocks.

It is important to note that the great bulk of equity REITs and real estate operating companies, both in the Fund’s portfolio and in the NAREIT Index, were not materially involved in the for-sale housing or mortgage markets, although their prices were affected. This decline in prices had led many real estate companies to trade at discounts to the value of their underlying real estate not seen in a number of years.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	In line with the Fund’s principal objective of seeking a high level of current income, the Fund invests primarily in securities issued by equity REITs that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the NAREIT Index.

The Fund’s income objectives were fully realized in 2007. The portfolio yield remained well above the yield on the NAREIT Index. The total return of the Fund lagged the overall REIT market, however, as the income-oriented real estate stocks in which the Fund principally invests materially underperformed the lower-yielding companies in the sector. The portfolio’s performance was also hurt by its investment in U-Stor-It Trust, a self storage REIT with new management that, thus far, has not been able to effect an anticipated turnaround, and by its underweighted positions in the specialty and low-yielding industrial sectors, which did better than the NAREIT Index.

An important positive contributor to the Fund’s investment results for the year was its investment in three smaller lodging companies that were acquired during the

Interview With Your Portfolio Managers
Stanley Kraska and Keith Pauley

Seligman LaSalle Monthly Dividend Real Estate Fund (continued)

year. Another important positive contributor to the portfolio’s performance was its interest in New Plan Excel, a shopping center REIT that was bought by a public real estate company headquartered in Australia. Stock selection in the apartment sector and an overweight in the health care sector also helped the relative performance of the portfolio.

At year-end, the Fund’s portfolio remained well diversified by number of securities and property sector weighting, with the largest property sector weightings in the office/industrial, apartment and regional mall sectors.

We believe that the fundamental outlook remains reasonably stable for most real estate sectors and regions of the country today. Occupancy appears to be nearing cyclical highs. Construction completions are expected to be at or below long-term average levels for the next several years. We believe that the operations of real estate companies may do better in slowing economies than most companies in industry and commerce, with tenant leases giving landlords additional defenses against more difficult economic times. Reduced debt funding and tighter loan terms should give an advantage to the lower-levered public real estate companies in making new investments.

Public real estate currently trades at a discount to private market values throughout our REIT universe — an estimated weighted-average discount of about 18% in the US at year-end. We believe that the current prices of public real estate companies give investors an opportunity to own some of the best real estate and real estate companies in the country at discounts today.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Seligman LaSalle Monthly Dividend Real Estate Fund is managed by Stanley Kraska and Keith Pauley of LaSalle Investment Management (Securities), L.P.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman LaSalle Real Estate Fund Series, Inc. and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each Fund (except for Class I shares) as of the most recent month end will be made available at www.seligman.com 1 by the seventh business day following that month end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart for each Fund compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, Class B shares (for the Monthly Dividend Real Estate Fund), with the 2% contingent deferred sales charge (“CDSC”), Class C, Class D and Class R shares, without the 1% CDSC, and Class I shares (for the Global Real Estate Fund), without any sales charges, to $10,000 investments made in each Fund’s appropriate benchmark indices, for the period from each Fund’s commencement of operations through December 31, 2007. The performance of Class I shares of the Monthly Dividend Real Estate Fund, which commenced on November 24, 2003, and of Class A, Class B, Class C, Class D and Class R shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in each Fund’s total returns table. The performance of Class I shares will differ from the performance shown for Class A, Class B, Class C, Class D and Class R shares, based on the differences in sales charges and fees paid by shareholders. The indices exclude the effect of taxes, fees and sales charges.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D, and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Returns of Class C shares are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares have no sales charges, and returns are calculated accordingly.

J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fees and/or reimburse each Fund’s expenses to the extent that each Fund’s “other expenses” (i.e. those expenses other than the management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including, in the case of the Monthly Dividend Real Estate Fund, litigation expenses) exceed 0.41% (0.14%, in the case of Class I shares) and 0.45% per annum of the average daily net assets of the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. Such undertakings will remain in effect until at least April 30, 2008. Substantially similar arrangements have been in place since each Fund’s inception. Absent such waivers/expense reimbursements, the Funds’ returns would have been lower.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman LaSalle Real Estate Fund Series’ prospectuses or statement of additional information.

Performance and Portfolio Overview

Investing in one economic sector, such as real estate, may be subject to greater price fluctuations than owning a portfolio of diversified investments. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Global Real Estate Fund

Investment Results

Total Returns

For Periods Ended December 31, 2007

	Six Months*	One Year	Since Inception 12/29/06†
Class A
With Sales Charge	(16.40)%	(22.02)%	(21.91)%
Without Sales Charge	(11.35)	(17.21)	(17.12)
Class C
With 1% CDSC	(12.59)	(18.66)	n/a
Without CDSC	(11.72)	(17.86)	(17.77)
Class D
With 1% CDSC	(12.72)	(18.66)	n/a
Without CDSC	(11.85)	(17.86)	(17.77)
Class I	(11.08)	(16.91)	(16.83)
Class R
With 1% CDSC	(12.28)	(18.10)	n/a
Without CDSC	(11.41)	(17.30)	(17.21)
Benchmarks**
Lipper Real Estate Funds Average	(11.22)	(15.32)	(15.24)
UBS Global Real Estate Investors Index	(10.95)	(13.53)	(13.46)

See footnotes on page 12.

Performance and Portfolio Overview
Global Real Estate Fund

Investment Results

Net Asset Value Per Share

	Class A	Class C	Class D	Class I	Class R
12/31/07	$5.75	$5.76	$5.76	$5.75	$5.76
6/30/07	6.63	6.62	6.63	6.60	6.63
12/31/06	7.14	7.14	7.14	7.14	7.14

Country Allocation

December 31, 2007

	Fund	UBS Global Investors Index
United States	44.5%	46.5%
Continental Europe	16.1	14.8
Austria	0.8	2.3
Belgium	—	0.7
Finland	0.4	0.4
France	6.7	5.6
Germany	1.1	1.3
Italy	1.5	0.3
Luxembourg	1.0	—
Netherlands	2.1	2.3
Norway	0.9	0.2
Sweden	1.6	1.1
Switzerland	—	0.6

See footnotes on page 12.

	Fund	UBS Global Investors Index
United Kingdom	10.1%	10.0%
Australia	10.7	15.1
Canada	3.2	2.7
Japan	7.3	5.8
Pacific	7.9	5.1
Hong Kong	3.6	3.2
New Zealand	—	0.2
Singapore	4.3	1.7
Other Assets Less Liabilities	0.2	—
Total	100.0%	100.0%

Performance and Portfolio Overview
Global Real Estate Fund

Largest Sectors

December 31, 2007

Largest Portfolio Holdings#Ø

December 31, 2007

Security	Value	Percent of Net Assets
Westfield Group	$2,087,529	6.4
Simon Properties Group	1,401,225	4.3
ProLogis	1,242,121	3.8
Vornado Realty Trust	1,200,429	3.7
Unibail	1,050,275	3.2

Security	Value	Percent of Net Assets
Boston Properties	$805,725	2.5
Land Securities Group	791,003	2.4
Kimco Realty	784,274	2.4
British Land	778,306	2.4
Equity Residential	739,794	2.3

Largest Portfolio Changes##

July 1 to December 31, 2007

Largest Purchases
GPT Group[1]
Goodman Group[1]
Macerich[1]
CapitaMall Trust[1]
Federal Realty Investment Trust[1]
Duke Realty[1]
Suntec[1]
Eurocommercial Properties[1]
Immofinanz Immobilien Anlagen[1]
CapitaCommercial Trust[1]

Largest Sales
Archstone-Smith Trust[2]
Macquarie CountryWide Trust[2]
Mirvac Group[2]
RioCan Real Estate Investment Trust
Regency Centers
ING Industrial Fund[2]
Mitsubishi Estate[2]
Land Securities Group
Gecina[2]
Ascendas Real Estate Investment Trust[2]

See footnotes on page 12.

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Investment Results

Total Returns

For Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Class A, B, C, D and R Since Inception 7/16/03	Class I Since Inception 11/24/03
Class A
With Sales Charge	(25.33)%	(28.19)%	8.28%	n/a
Without Sales Charge	(20.77)	(23.83)	9.74	n/a
Class B
With CDSC††	(24.29)	(27.44)	8.65	n/a
Without CDSC	(21.13)	(24.46)	8.93	n/a
Class C
With 1% CDSC	(21.76)	(24.98)	n/a	n/a
Without CDSC	(21.13)	(24.38)	8.93	n/a
Class D
With 1% CDSC	(21.74)	(25.03)	n/a	n/a
Without CDSC	(21.10)	(24.43)	8.94	n/a
Class I	(20.71)	(23.59)	n/a	8.53%
Class R
With 1% CDSC	(21.87)	(24.97)	n/a	n/a
Without CDSC	(21.24)	(24.37)	9.37	n/a
Benchmarks**
FTSE NAREIT Equity REITs Index	(10.42)	(15.69)	16.23	14.91
Lipper Real Estate Funds Average	(11.22)	(15.32)	15.62	14.29

See footnotes on page 12.

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Investment Results

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/07	$5.90	$5.89	$5.89	$5.89	$5.91	$5.87
6/30/07	9.33	9.32	9.32	9.32	9.35	9.33
12/31/06	9.87	9.86	9.85	9.86	9.88	9.87

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Apartments	6	$11,023,976	$9,086,374	15.7	15.7
Commercial Finance	1	960,372	460,987	0.8	1.3
Diversified	2	1,900,754	1,566,631	2.7	8.4
Health Care	4	5,256,518	5,979,060	10.3	8.8
Industrial	2	3,794,869	3,003,554	5.2	2.9
Lodging/Resorts	4	5,667,086	4,605,205	8.0	7.2
Manufactured Homes	1	2,086,863	1,461,057	2.5	2.0
Mortgage	1	817,908	459,756	0.8	—
Office	7	12,007,967	9,047,174	15.6	20.0
Office/Industrial	2	5,186,356	3,757,803	6.5	5.2
Regional Malls	5	11,342,441	9,051,845	15.6	12.3
Self Storage	3	4,408,100	2,765,380	4.8	4.4
Shopping Centers	5	8,515,757	6,322,716	10.9	7.9
Specialty	—	—	—	—	1.8
	43	72,968,967	57,567,542	99.4	97.9
Short-Term Holding and Other Assets Less Liabilities	1	347,896	347,896	0.6	2.1
Net Assets	44	$73,316,863	$57,915,438	100.0	100.0

Largest Sectors

December 31, 2007

Performance and Portfolio Overview
Monthly Dividend Real Estate Fund

Largest Portfolio Holdings#Ø

December 31, 2007

Security	Value	Percent of Net Assets
UDR	$3,282,536	5.7
Simon Properties Group	3,139,903	5.4
Senior Housing Properties Trust	2,527,913	4.4
Duke Realty	2,508,400	4.3
Brandywine Realty Trust	2,256,437	3.9
Developers Diversified Realty	2,215,766	3.8
DCT Industrial Trust	2,195,782	3.8
DiamondRock Hospitality	2,016,667	3.5
Home Properties	1,914,198	3.3
Mack-Cali Realty	1,831,852	3.2

Largest Portfolio Changes##

July 1 to December 31, 2007

Largest Purchases
DCT Industrial Trust[1]
BioMed Realty Trust[1]
Macerich[1]
Vornado Realty Trust[1]
Ramco-Gershenson Properties Trust[1]
Kimco Realty[1]
Extra Space Storage[1]
Developers Diversified Realty
LaSalle Hotel Properties
Health Care REIT

Largest Sales
Home Properties
Healthcare Realty Trust[2]
First Potomac Realty Trust
DiamondRock Hospitality
Weingarten Realty Investors[2]
Parkway Properties
Maguire Properties
U-Store-It Trust
American Financial Realty Trust
Inland Real Estate

*Returns for periods of less than one year are not annualized.

**	The Lipper Real Estate Funds Average (Lipper Average) measures the performance of all funds that invest at least 65% of their portfolios in equity securities and foreign companies engaged in the real estate industry. The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The UBS Global Real Estate Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% of more of income from rent. The Lipper Average, the FTSE NAREIT Equity REITs Index, and the UBS Global Real Estate Investors Index are unmanaged benchmarks that assume investment of distributions. The performance of the average excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or an index.

†	Returns are from opening of business on December 29, 2006.

††	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the period since inception.

#	Excludes short-term holdings.

##	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

Ø	There can be no assurance that the securities presented have remained or will remain in a Fund’s portfolio. Information regarding a Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

[1]	Position added during the period.

[2]	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Funds and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007, and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

(Continued on page 14.)

Understanding and Comparing
Your Fund’s Expenses

			Actual		Hypothetical
Fund	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Global Real Estate Fund
Class A	$1,000.00	1.64%	$886.50	$ 7.80	$1,016.94	$ 8.34
Class C	1,000.00	2.39	882.80	11.34	1,013.16	12.13
Class D	1,000.00	2.39	881.50	11.33	1,013.16	12.13
Class I	1,000.00	1.12	889.20	5.33	1,019.56	5.70
Class R	1,000.00	1.89	885.90	8.98	1,015.68	9.60

Monthly Dividend Real Estate Fund
Class A	$1,000.00	1.60%	$792.30	$ 7.25	$1,017.19	$ 8.16
Class B	1,000.00	2.35	788.70	10.62	1,013.39	11.96
Class C	1,000.00	2.35	788.70	10.62	1,013.39	11.96
Class D	1,000.00	2.35	789.00	10.63	1,013.39	11.96
Class I	1,000.00	1.27	792.90	5.75	1,018.85	6.48
Class R	1,000.00	1.85	787.60	8.36	1,015.92	9.43

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least April 30, 2008, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to waive its management fees and/or reimburse “other expenses.” (See Note 4 to the Financial Statements.) Absent such waivers/expense reimbursements, the expense ratios and expenses paid by a shareholder for the period would have been higher.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolios of Investments
December 31, 2007

Global Real Estate Fund

	Shares	Value
Common Stocks 99.8%
Australia 10.7%
Abacus Property Group (Diversified)	109,321	$167,223
Goodman Group (Industrial)	131,132	564,330
GPT Group (Diversified)	190,000	670,772
Westfield Group (Retail)	113,930	2,087,529
		3,489,854
Austria 0.8%
Immofinanz Immobilien Anlagen (Diversified)	27,707	279,198

Canada 3.2%
Brookfield Properties (Office)	18,204	350,427
Canadian Real Estate Investment Trust (Diversified)	18,163	533,508
Morguard Real Estate Investment Trust (Retail)	6,700	87,912
RioCan Real Estate Investment Trust (Retail)	3,600	79,591
		1,051,438
Finland 0.4%
Sponda (Office)	165	1,961
Technopolis (Office)	14,480	122,139
		124,100
France 6.7%
Klepierre (Retail)	11,487	583,234
Unibail (Diversified)	4,825	1,050,275
Unibail-Rodamco (Diversified)	2,626	569,685
		2,203,194
Germany 1.1%
IVG Immobilien (Diversified)	10,204	345,351

Hong Kong 3.6%
Country Garden Holdings* (Diversified)	139,000	160,500
FE Consort International (Hotels)	317,230	181,287
The Hong Kong and Shanghai Hotels (Hotels)	71,000	124,322
Hysan Development (Diversified)	99,000	281,138
The Link Real Estate Investment Trust (Retail)	194,000	420,429
		1,167,676
Italy 1.5%
Immobiliare Grande Distribuzione (Retail)	71,682	211,727
Risanamento (Diversified)	50,565	271,797
		483,524

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Global Real Estate Fund

	Shares	Value
Japan 7.3%
DA Office Investment (Office)	17	$109,164
Hankyu (Diversified)	8	55,284
Japan Excellent (Office)	17	135,395
Japan Logistics Fund (Industrial)	28	202,863
Kenedix Realty Investment (Diversified)	46	303,368
Mitsui Fudosan (Diversified)	26,000	561,910
Nippon Building Fund (Office)	38	531,989
Nippon Commercial Investment (Office)	41	180,751
Nippon Residential Investment (Residential)	29	130,460
NTT Urban Development (Office)	116	184,767
		2,395,951
Luxembourg 1.0%
Gagfah (Residential)	6,668	115,405
ProLogis European Properties (Industrial)	14,137	205,079
		320,484
Netherlands 2.1%
Corio (Retail)	5,361	431,518
Eurocommercial Properties* (Retail)	5,218	267,891
		699,409
Norway 0.9%
Norwegian Property (Office)	23,086	280,452

Singapore 4.3%
CapitaCommercial Trust (Office)	154,000	261,748
CapitaLand (Residential)	37,000	159,085
CapitaMall Trust (Retail)	164,273	390,631
Fortune (Retail)	25,000	16,605
Guocoland (Residential)	73,115	286,420
Suntec (Retail)	243,000	288,511
		1,403,000
Sweden 1.6%
Castellum (Diversified)	23,515	241,415
Fabege (Diversified)	28,601	289,761
		531,176

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Global Real Estate Fund

	Shares	Value
United Kingdom 10.1%
Big Yellow Group (Industrial)	16,645	$143,941
British Land (Diversified)	41,755	778,306
Brixton (Industrial)	25,591	148,841
Capital & Regional (Retail)	10,830	85,219
CLS Holdings* (Office)	10,671	69,952
Derwent London (Office)	14,617	407,940
Development Securities (Office)	6,470	63,750
Hammerson (Retail)	24,464	497,620
Land Securities Group (Diversified)	26,600	791,003
Quintain Estates & Development (Diversified)	13,577	137,945
Unite Group (Residential)	28,556	199,876
		3,324,393
United States 44.5%
Acadia Realty Trust (Retail)	2,806	71,862
AMB Property (Industrial)	3,855	221,894
AvalonBay Communities (Residential)	7,078	666,323
BioMed Realty Trust (Office)	4,072	94,348
Boston Properties (Office)	8,776	805,725
BRE Properties (Residential)	7,345	297,693
Corporate Office Properties Trust (Office)	7,632	240,408
DiamondRock Hospitality (Hotels)	6,939	103,946
Duke Realty (Office)	9,733	253,837
Equity Residential (Residential)	20,285	739,794
Essex Property Trust (Residential)	3,940	384,111
Extra Space Storage (Diversified)	5,302	75,766
Federal Realty Investment Trust (Retail)	3,820	313,813
General Growth Properties (Retail)	16,223	668,063
SL Green Realty (Office)	6,414	599,452
Home Properties (Residential)	1,954	87,637
Host Hotels & Resorts (Hotels)	41,157	701,315
Kilroy Realty (Office)	6,851	376,531
Kimco Realty (Retail)	21,546	784,274
LaSalle Hotel Properties (Hotels)	5,373	171,399
Macerich (Retail)	8,200	582,692

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Global Real Estate Fund

	Shares or Principal Amount		Value
United States (continued)
Maguire Properties (Office)	5,237	shs.	$154,334
Nationwide Health Properties (Diversified)	2,377		74,566
Post Properties (Residential)	2,271		79,758
ProLogis (Industrial)	19,598		1,242,121
Public Storage (Diversified)	8,404		616,938
Regency Centers (Retail)	6,543		421,958
Senior Housing Properties Trust (Residential)	9,364		212,375
Simon Properties Group (Retail)	16,132		1,401,225
Sunstone Hotel Investors (Hotels)	7,484		136,882
UDR (Residential)	7,815		155,128
Ventas (Diversified)	14,023		634,541
Vornado Realty Trust (Office)	13,649		1,200,429
			14,571,138

Total Common Stocks (Cost $39,071,889)			32,670,338

Repurchase Agreement 0.4%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $142,022, collateralized by: $150,000 Fannie Mae 5.5%, 7/14/2028 with a fair market value of $150,375 (Cost $142,000)	$142,000		142,000

Total Investments (Cost $39,213,889) 100.2%			32,812,338

Other Assets Less Liabilities (0.2)%			(63,966)

Net Assets 100.0%			$32,748,372

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Monthly Dividend Real Estate Fund

	Shares	Value
Common Stocks 99.4%
Apartments 15.7%
American Campus Communities	45,075	$1,210,264
BRE Properties	28,278	1,146,107
Equity Residential	30,359	1,107,193
Home Properties	42,680	1,914,198
Post Properties	12,132	426,076
UDR	165,367	3,282,536
		9,086,374
Commercial Finance 0.8%
Newcastle Investment	35,570	460,987

Diversified 2.7%
Colonial Properties Trust	21,833	494,081
Vornado Realty Trust	12,195	1,072,550
		1,566,631
Health Care 10.3%
Health Care REIT	38,376	1,715,023
Medical Properties Trust	77,312	787,809
Nationwide Health Properties	30,230	948,315
Senior Housing Properties Trust	111,460	2,527,913
		5,979,060
Industrial 5.2%
DCT Industrial Trust	235,852	2,195,782
First Potomac Realty Trust	46,719	807,772
		3,003,554
Lodging/Resorts 8.0%
DiamondRock Hospitality	134,624	2,016,667
Hospitality Properties Trust	25,961	836,463
LaSalle Hotel Properties	49,023	1,563,834
Sunstone Hotel Investors	10,292	188,241
		4,605,205
Manufactured Homes 2.5%
Sun Communities	69,343	1,461,057

Mortgage 0.8%
iStar Financial	17,649	459,756

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Monthly Dividend Real Estate Fund

	Shares	Value
Office 15.6%
American Financial Realty Trust	44,545	$357,251
BioMed Realty Trust	62,457	1,447,129
Brandywine Realty Trust	125,847	2,256,437
HRPT Properties	121,062	935,809
Mack-Cali Realty	53,878	1,831,852
Maguire Properties	40,490	1,193,240
Parkway Properties	27,730	1,025,456
		9,047,174

Office/Industrial 6.5%
Duke Realty	96,181	2,508,400
Liberty Property Trust	43,367	1,249,403
		3,757,803
Regional Malls 15.6%
CBL & Associates Properties	58,785	1,405,549
General Growth Properties	35,151	1,447,518
Glimcher Realty	121,873	1,741,565
Macerich	18,538	1,317,310
Simon Properties Group	36,149	3,139,903
		9,051,845
Self Storage 4.8%
Extra Space Storage	54,728	782,063
Sovran Self Storage	12,801	513,320
U-Store-It Trust	160,480	1,469,997
		2,765,380
Shopping Centers 10.9%
Cedar Shopping Centers	116,876	1,195,641
Developers Diversified Realty	57,868	2,215,766
Inland Real Estate	70,357	996,255
Kimco Realty	24,838	904,103
Ramco-Gershenson Properties Trust	47,307	1,010,951
		6,322,716

Total Common Stocks (Cost $72,968,967)		57,567,542

See footnotes on page 21.

Portfolios of Investments
December 31, 2007

Monthly Dividend Real Estate Fund

	Principal Amount	Value
Repurchase Agreement 2.0%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $1,164,184, collateralized by: $1,195,000 Freddie Mac 5.625%, 11/23/2035 with a fair market value of $1,187,531 (Cost $1,164,000)	$1,164,000	$1,164,000

Total Investments (Cost $74,132,967) 101.4%		58,731,542

Other Assets Less Liabilities (1.4)%		(816,104)

Net Assets 100.0%		$57,915,438

* Non-income producing security.

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2007

	Global Real Estate Fund	Monthly Dividend Real Estate Fund

Assets:
Investments, at value:
Common stocks	$32,670,338	$57,567,542
Repurchase agreements	142,000	1,164,000
Total investments*	32,812,338	58,731,542
Cash denominated in US dollars	16,659	83,689
Cash denominated in foreign currencies†	219,696	—
Receivable for dividends and interest	189,677	379,895
Receivable for Capital Stock sold	119,765	347,300
Receivable for securities sold	119,023	696,148
Receivable from the Manager (Note 4)	43,359	28,987
Expenses prepaid to shareholder service agent	1,668	3,813
Other	1,438	4,493
Total Assets	33,523,623	60,275,867

Liabilities:
Payable for Capital Stock repurchased	515,303	1,675,325
Payable for securities purchased	164,266	555,541
Management fee payable	28,337	47,595
Distribution and service (12b-1) fees payable	12,464	29,647
Unrealized depreciation on forward currency contracts	167	—
Accrued expenses and other	54,714	52,321
Total Liabilities	775,251	2,360,429
Net Assets	$32,748,372	$57,915,438

Composition of Net Assets:
Capital Stock, at $0.001 par value:
Class A	4,280	3,804
Class B	—	1,039
Class C	456	2,064
Class D	897	1,004
Class I	60	1,355
Class R	3	559
Additional paid-in capital	41,551,310	75,983,437
Dividends in excess of net investment income	(516,071)	(859)
Accumulated net realized loss on investments and foreign currency transactions (Note 7)	(1,890,075)	(2,675,540)
Net unrealized depreciation of investments and foreign currency transactions	(6,402,488)	(15,401,425)
Net Assets	$32,748,372	$57,915,438

(continued on page 23.)

* Cost of total investments:	$39,213,889		$74,132,967
† Cost of foreign currencies:	$219,147	s	—

See Notes to Financial Statements.

Statements of Assets and Liabilities
December 31, 2007

	Global Real Estate Fund	Monthly Dividend Real Estate Fund

Net Assets:
Class A	$24,591,218	$22,450,746
Class B	—	6,115,316
Class C	2,629,018	12,148,922
Class D	5,166,275	5,911,522
Class I	342,192	8,009,340
Class R	19,669	3,279,592

Shares of Capital Stock Outstanding:
Class A	4,280,034	3,803,723
Class B	—	1,038,702
Class C	456,427	2,064,181
Class D	896,605	1,004,332
Class I	59,535	1,355,575
Class R	3,417	558,778

Net Asset Value Per Share:
Class A	$5.75	$5.90
Class B	n/a	$5.89
Class C	$5.76	$5.89
Class D	$5.76	$5.89
Class I	$5.75	$5.91
Class R	$5.76	$5.87

See Notes to Financial Statements.

Statements of Operations
For the Year Ended December 31, 2007

	Global Real Estate Fund	Monthly Dividend Real Estate Fund
Investment Income:
Dividends*	$759,620	$2,622,119
Interest	13,711	57,854
Total Investment Income	773,331	2,679,973

Expenses:
Management fees	297,971	827,966
Registration	159,982	117,677
Distribution and service (12b-1) fees	138,899	545,542
Custody and related services	95,736	32,598
Shareholder account services	68,437	319,897
Auditing and legal fees	50,817	47,596
Shareholder reports and communications	16,576	32,782
Directors’ fees and expenses	6,949	7,983
Miscellaneous	3,092	11,365
Total Expenses Before Reimbursement	838,459	1,943,406
Reimbursement from Manager (Note 4)	(277,681)	(162,396)
Total Expenses After Reimbursement	560,778	1,781,010
Net Investment Income	212,553	898,963

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions	(2,031,116)	9,127,015
Capital gain distributions from investments	209,082	1,591,215
Net change in unrealized appreciation of investments and foreign currency transactions	(6,402,488)	(32,972,504)
Net Loss on Investments and Foreign Currency Transactions	(8,224,522)	(22,254,274)
Decrease in Net Assets From Operations	$(8,011,969)	$(21,355,311)
* Net of foreign taxes withheld:	$63,680	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global Real Estate Fund		Monthly Dividend Real Estate Fund
	Year Ended December 31,	12/29/06* to	Year Ended December 31,
	2007	12/31/06	2007	2006
Operations:
Net investment income (loss)	$212,553	$(124)	$898,963	$855,334
Net realized gain (loss) on investments and foreign currency transactions	(2,031,116)	—	9,127,015	10,090,718
Capital gain distributions from investments	209,082	—	1,591,215	972,262
Net change in unrealized appreciation of investments and foreign currency transactions	(6,402,488)	—	(32,972,504)	11,636,595
Increase (Decrease) in Net Asset From Operations	(8,011,969)	(124)	(21,355,311)	23,554,909

Distributions to Shareholders:
Net investment income:
Class A	(195,387)	—	(504,496)	(425,778)
Class B	—	—	(61,952)	(109,906)
Class C	(5,116)	—	(130,094)	(215,444)
Class D	(8,021)	—	(54,889)	(73,729)
Class I	(3,958)	—	(120,374)	(18,500)
Class R	(71)	—	(27,158)	(11,977)
Total	(212,553)	—	(898,963)	(855,334)
Dividends in excess of net investment income:
Class A	(455,853)	—	—	—
Class B	—	—	—	—
Class C	(50,394)	—	—	—
Class D	(88,391)	—	—	—
Class I	(4,902)	—	—	—
Class R	(331)	—	—	—
Total	(599,871)	—	—	—
Return of capital:
Class A	—	—	—	(779,729)
Class B	—	—	—	(201,271)
Class C	—	—	—	(394,526)
Class D	—	—	—	(135,014)
Class I	—	—	—	(33,881)
Class R	—	—	—	(21,931)
Total	—	—	—	(1,566,352)
Net realized gain on investments:
Class A	—	—	(5,343,924)	(4,569,964)
Class B	—	—	(1,507,852)	(1,439,152)
Class C	—	—	(3,127,708)	(2,991,746)
Class D	—	—	(1,340,191)	(1,160,434)
Class I	—	—	(1,432,335)	(697,523)
Class R	—	—	(666,048)	(179,266)
Total	—	—	(13,418,058)	(11,038,085)
Decrease in Net Assets From Distributions	(812,424)	—	(14,317,021)	(13,459,771)

(Continued on page 26.)

Statements of Changes in Net Assets
(continued)

	Global Real Estate Fund		Monthly Dividend Real Estate Fund
	Year Ended December 31,	12/29/06* to	Year Ended December 31,
	2007	12/31/06	2007	2006
Capital Share Transactions:
Net proceeds from sales of shares	$50,409,257	$1,200,234	$19,680,495	$21,068,879
Exchanged from associated funds	3,845,384	—	5,420,464	4,923,716
Investment of distributions	529,166	—	11,768,159	10,533,089
Total	54,783,807	1,200,234	36,869,118	36,525,684
Cost of shares repurchased	(9,452,923)	—	(35,698,997)	(22,200,749)
Exchanged into associated funds	(5,076,039)	—	(10,676,430)	(2,549,228)
Total	(14,528,962)	—	(46,375,427)	(24,749,977)
Increase (Decrease) in Net Assets from Capital Share Transactions	40,254,845	1,200,234	(9,506,309)	11,775,707
Increase (Decrease) in Net Assets	31,430,452	1,200,110	(45,178,641)	21,870,845

Net Assets:
Beginning of period	1,317,920	117,810	103,094,079	81,223,234
End of Period**	$32,748,372	$1,317,920	$57,915,438	$103,094,079
* Commencement of operations.
** Net of dividends in excess of net investment income as follows:	$(516,071)	—	$(859)	—

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”) is a non-diversified open-end management investment company, or mutual fund, which consists of two separate and distinct funds: Seligman LaSalle Global Real Estate Fund (the “Global Real Estate Fund”) and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Monthly Dividend Real Estate Fund”). The Series was incorporated under the laws of the state of Maryland on May 30, 2003, and the Monthly Dividend Real Estate Fund commenced operations on July 16, 2003. On December 29, 2006, the Global Real Estate Fund was added to the Series. Prior to December 29, 2006, the Global Real Estate Fund had no operations other than those relating to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 12,500 Class A shares of Capital Stock for $89,250 and 1,000 shares for each of Class C, Class D, Class I and Class R shares, each at a cost of $7,140 on December 27, 2006.

2.	Multiple Classes of Shares — The Series offers six classes of shares. However, Class B shares of the Global Real Estate Fund are not currently offered.

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares sold other than through certain financial intermediaries, were sold with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

Notes to Financial Statements

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“US”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Real Estate Fund may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

The Series invests a substantial portion of its assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Series. Investing in one economic sector, such as real estate, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average risk.

b.	Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the

Notes to Financial Statements

Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Series does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Repurchase Agreements — Each Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

d.	Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and forward currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service fees, shareholder account services, and registration expenses were class-specific expenses.

f.	Deferred Offering Expenses — Deferred offering expenses, which include registration expenses and legal fees, were amortized on a straight-line basis over a 12-month period beginning with commencement of operations of the Global Real Estate Fund. Organization expenses in respect of such Fund in the amount of $12,783 were paid by the Manager.

Notes to Financial Statements

g.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as a Fund is informed of the dividend. Distributions received from each Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

h.	Taxes — There is no provision for federal income tax. The Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No.109.” FIN 48 requires the Funds to recognize in their financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds’ open tax years of 2004–2007, as applicable, in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds’ financial statements for the year ended December 31, 2007.

i.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

4.	Management Fees, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual fee rate with respect to the Global Real Estate Fund is equal to 0.98% per annum of its average daily net assets. The annual fee rate with respect to the Monthly Dividend Real Estate Fund is equal to 0.90% per annum of its average daily net assets. The Manager has contractually undertaken to waive its fees and/or reimburse expenses of the Global Real Estate Fund to the extent the Fund’s “other expenses” (those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses) exceed 0.41% per annum of the average daily net assets for Class A, Class C, Class D and Class R; and 0.14% per annum of the average daily net assets for Class I. The Manager has contractually undertaken to waive its fees and/or reimburse expenses of the Monthly Dividend Real Estate Fund to the extent the Fund’s “other expenses” (those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation) exceed 0.45% per annum of its average daily net assets. Each of these undertakings will remain in effect through at least April 30, 2008.

For the year ended December 31, 2007, the amount of expenses reimbursed by the Manager and the amount receivable from the Manager at December 31, 2007, were as follows:

Fund	Reimbursement	Receivable from Manager
Global Real Estate Fund	$277,681	$43,359
Monthly Dividend Real Estate Fund	162,396	28,987

Notes to Financial Statements

LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (the “Subadvisers”) are the subadvisers to the Global Real Estate Fund, and LaSalle Investment Management (Securities), L.P. is the subadviser to the Monthly Dividend Real Estate Fund. The Subadvisers are responsible for furnishing investment advice, research, and assistance to the respective Fund’s investments. Under the sub-advisory agreements, the Manager pays the Subadvisers 0.49% and 0.45% per annum of the average daily net assets of the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. The subadvisers also bear a portion of the expense reimbursements made by the Manager.

For the year ended December 31, 2007, the Distributor, agent for the distribution of each Fund’s shares and an affiliate of the Manager, received the following commissions and concessions from sales of Class A and (prior to June 4, 2007) Class C shares. The following commissions were also paid to dealers for sales of Class A and Class C shares:

	Commissions and Concessions Retained	Dealer Commissions
Fund	by Distributor	Class A	Class C
Global Real Estate Fund	$50,672	$374,573	$14,329
Monthly Dividend Real Estate Fund	10,193	77,359	7,475

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (each, a “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to each Fund pursuant to its Plan. For the year ended December 31, 2007, fees incurred under the Plan aggregated $53,214 and $93,864, or 0.25% per annum of average daily net assets of the Global Real Estate Fund’s and the Monthly Dividend Real Estate Fund’s Class A shares, respectively.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by each Fund to the Distributor pursuant to its Plan. For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, as applicable, Class C, and Class D shares, and 0.50% per annum of Class R shares’ average daily net assets were as follows:

Fund	Class B	Class C	Class D	Class R
Global Real Estate Fund	n/a	$33,351	$52,279	$55
Monthly Dividend Real Estate Fund	$109,615	231,559	97,697	12,807

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $3,824 and $3,237 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2007, such charges amounted to $17,095 and $8,060 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

Notes to Financial Statements

For the year ended December 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Funds at cost $68,437 and $319,897, for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively, for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Funds were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At December 31, 2007, the Series’ potential obligation under the Guaranties is $141,700. As of December 31, 2007, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Funds or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by a Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earning/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at December 31, 2007, are included in accrued expenses and other liabilities as follows:

Fund	Amount
Global Real Estate Fund	$686
Monthly Dividend Real Estate Fund	859

5.	Committed Line of Credit — The Series is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended December 31, 2007.

Notes to Financial Statements

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2007, were as follows:

Fund	Purchases	Sales
Global Real Estate Fund	$62,127,154	$20,911,664
Monthly Dividend Real Estate Fund	68,389,063	86,349,087

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of a Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the tax basis cost of investments for federal income tax purposes was as follows:

Fund	Tax Basis Cost
Global Real Estate Fund	$40,325,817
Monthly Dividend Real Estate Fund	74,796,162

The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amounts of $490,564 and $663,195 for the Global Real Estate Fund and the Monthly Dividend Real Estate Fund, respectively, and, for the Global Real Estate Fund, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies in the amount of $621,364.

The tax basis components of accumulated losses at December 31, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

	Global Real Estate Fund		Monthly Dividend Real Estate Fund
Gross unrealized appreciation of portfolio securities	$368,700	*	$1,210,187
Gross unrealized depreciation of portfolio securities	(7,883,116	)*	(17,274,807)
Net unrealized depreciation of portfolio securities	(7,514,416	)*	(16,064,620)
Undistributed ordinary income	105,979		35,784
Capital loss carryforward	(585,168)		—
Timing differences (post-October losses)	(814,343)		(2,048,129)
Total accumulated losses	(8,807,948)		(18,076,965)

*	Includes the effect of foreign currency translations.

At December 31, 2007, the Global Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $585,168, which are available for offset against future taxable net capital gains, expiring in 2015. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Notes to Financial Statements

In addition, from November 1, 2007 through December 31, 2007, the Global Real Estate Fund and the Monthly Dividend Real Estate Fund incurred $814,343 and $2,048,129, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the year ending December 31, 2008.

The tax characterization of distributions paid during the years ended December 31, 2007 and 2006 are as follows:

	Global Real Estate Fund	Monthly Dividend Real Estate Fund
	2007	2007	2006
Ordinary income (including short-term capital gain)	$812,424	$4,678,832	$1,823,377
Return of capital	—	—	1,566,352
Long-term capital gain	—	9,638,189	10,070,042
Total	$812,424	$14,317,021	$13,459,771

8.	Outstanding Forward Exchange Currency Contracts — At December 31, 2007, the Global Real Estate Fund had outstanding forward exchange currency contracts to sell currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Depreciation
Singapore dollars	50,150	34,673	1/2/08	34,840	$(167)

9.	Capital Share Transactions — The Series has 1,000,000,000 shares of Capital Stock authorized. At December 31, 2007, 500,000,000 shares of Capital Stock, at $0.001 par value, were authorized for each Fund. Transactions in shares of Capital Stock were as follows:

Global Real Estate Fund

	Year Ended December 31, 2007		12/29/06* to 12/31/06
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	5,231,065	$36,826,072	168,100	$1,200,234
Exchanged from associated funds	305,217	2,157,992	—	—
Investment of distributions	68,431	396,430	—	—
Total	5,604,713	39,380,494	168,100	1,200,234
Cost of shares repurchased	(1,126,730)	(7,288,334)	—	—
Exchanged into associated funds	(378,549)	(2,518,524)	—	—
Total	(1,505,279)	(9,806,858)	—	—
Increase	4,099,434	$29,573,636	168,100	$1,200,234

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	658,317	$4,797,645	—	—
Exchanged from associated funds	116,234	828,040	—	—
Investment of distributions	7,500	43,723	—	—
Total	782,051	5,669,408	—	—
Cost of shares repurchased	(176,442)	(1,126,471)	—	—
Exchanged into associated funds	(150,182)	(983,719)	—	—
Total	(326,624)	(2,110,190)	—	—
Increase	455,427	$3,559,218	—	—

Notes to Financial Statements

Global Real Estate Fund (continued)

	Year Ended December 31, 2007		12/29/06* to 12/31/06
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,122,705	$8,110,456	—	—
Exchanged from associated funds	121,473	859,352	—	—
Investment of distributions	12,839	79,751	—	—
Total	1,257,017	9,049,559	—	—
Cost of shares repurchased	(119,069)	(780,437)	—	—
Exchanged into associated funds	(242,343)	(1,573,796)	—	—
Total	(361,412)	(2,354,233)	—	—
Increase	895,605	$6,695,326	—	—

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	93,806	$659,643	—	—
Investment of distributions	1,517	8,860	—	—
Total	95,323	668,503	—	—
Cost of shares repurchased	(36,788)	(257,681)	—	—
Increase	58,535	$410,822	—	—

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,350	$15,441	—	—
Investment of distributions	67	402	—	—
Increase	2,417	$15,843	—	—

*	Commencement of operations.

Monthly Dividend Real Estate Fund

	Year Ended December 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	830,481	$7,671,034	779,153	$7,665,060
Exchanged from associated funds	301,725	2,970,972	237,815	2,346,636
Investment of distributions	695,365	4,451,675	421,682	4,159,448
Converted from Class B**	54,528	516,466	84,015	817,697
Total	1,882,099	15,610,147	1,522,665	14,988,841
Cost of shares repurchased	(1,834,438)	(16,283,945)	(1,129,652)	(11,082,730)
Exchanged into associated funds	(594,519)	(5,456,553)	(137,740)	(1,307,732)
Total	(2,428,957)	(21,740,498)	(1,267,392)	(12,390,462)
Increase (decrease)	(546,858)	$(6,130,351)	255,273	$2,598,379

See footnote on page 36.

Notes to Financial Statements

Monthly Dividend Real Estate Fund (continued)

	Year Ended December 31,
	2007		2006
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	52,838	$503,894	67,430	$680,745
Exchanged from associated funds	121,869	1,222,016	107,293	1,079,644
Investment of distributions	197,565	1,243,977	137,662	1,357,682
Total	372,272	2,969,887	312,385	3,118,071
Cost of shares repurchased	(348,819)	(3,027,004)	(321,283)	(3,161,390)
Exchanged into associated funds	(259,450)	(2,361,972)	(91,901)	(862,183)
Converted to Class A**	(54,589)	(516,466)	(84,122)	(817,697)
Total	(662,858)	(5,905,442)	(497,306)	(4,841,270)
Decrease	(290,586)	$(2,935,555)	(184,921)	$(1,723,199)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	182,807	$1,826,706	242,847	$2,419,153
Exchanged from associated funds	85,957	861,043	68,172	678,555
Investment of distributions	415,513	2,621,419	298,395	2,940,133
Total	684,277	5,309,168	609,414	6,037,841
Cost of shares repurchased	(1,179,646)	(10,179,490)	(506,485)	(5,000,143)
Exchanged into associated funds	(232,830)	(1,985,726)	(13,726)	(132,240)
Total	(1,412,476)	(12,165,216)	(520,211)	(5,132,383)
Increase (decrease)	(728,199)	$(6,856,048)	89,203	$905,458

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	305,618	$2,880,375	304,950	$2,972,717
Exchanged from associated funds	39,001	361,531	82,363	818,881
Investment of distributions	190,719	1,205,578	115,604	1,146,496
Total	535,338	4,447,484	502,917	4,938,094
Cost of shares repurchased	(547,435)	(4,877,897)	(216,528)	(2,092,122)
Exchanged into associated funds	(91,870)	(872,150)	(23,687)	(228,646)
Total	(639,305)	(5,750,047)	(240,215)	(2,320,768)
Increase (decrease)	(103,967)	$(1,302,563)	262,702	$2,617,326

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	498,082	$3,870,203	573,827	$6,296,785
Investment of distributions	246,633	1,552,709	72,616	718,436
Total	744,715	5,422,912	646,443	7,015,221
Cost of shares repurchased	(82,680)	(779,817)	(52,235)	(529,668)
Increase	662,035	$4,643,095	594,208	$6,485,553

**	Automatic conversion of Class B to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

Monthly Dividend Real Estate Fund (continued)

	Year Ended December 31,
	2007		2006
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	327,834	$2,928,283	104,233	$1,034,419
Exchanged from associated funds	800	4,902	—	—
Investment of distributions	113,047	692,801	21,211	210,894
Total	441,681	3,625,986	125,444	1,245,313
Cost of shares repurchased	(60,091)	(550,844)	(33,907)	(334,696)
Exchanged into associated funds	(3)	(29)	(1,784)	(18,427)
Total	(60,094)	(550,873)	(35,691)	(353,123)
Increase	381,587	$3,075,113	89,753	$892,190

10.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any

Notes to Financial Statements

related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

11.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No.157 (“SFAS No.157”), “Fair Value Measurements.” SFAS No.157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No.157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No.157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each class of each Fund for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned or lost on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Global Real Estate Fund
	Class A			Class C
	Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06
Per Share Data:
Net Asset Value, Beginning of Period	$7.14	$7.14		$7.14	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.06	—	ø	0.01	—	ø
Net realized and unrealized loss on investments	(1.29)	—		(1.28)	—
Total from Investment Operations	(1.23)	—	ø	(1.27)	—	ø
Less Distributions:
Distributions from net investment income	(0.06)	—		(0.01)	—
Distributions in excess of net investment income	(0.10)	—		(0.10)	—
Total Distributions	(0.16)	—		(0.11)	—
Net Asset Value, End of Period	$5.75	$7.14		$5.76	$7.14

Total Return	(17.21)%	0%		(17.86)%	0%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$24,591	$1,289		$2,629	$7
Ratio of expenses to average net assets	1.64%	1.64	%†	2.39%	2.39	%†
Ratio of net investment income (loss) to average net assets	0.90%	(1.64	)%†	0.15%	(2.39	)%†
Portfolio turnover rate	81.20%	—		81.20%	—
Without expense reimbursement:øø
Ratio of expenses to average net assets	2.52%	90.03	%††	3.27%	90.78	%††
Ratio of net investment income (loss) to average net assets	0.02%	(90.03	)%††	(0.73)%	(90.78	)%††

See footnotes on page 46.

Financial Highlights

Global Real Estate Fund (continued)
	Class D			Class I			Class R
	Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06		Year Ended 12/31/07	12/29/06* to 12/31/06
Per Share Data:
Net Asset Value, Beginning of Period	$7.14	$7.14		$7.14	$7.14		$7.14	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.01	—	ø	0.10	—	ø	0.04	—	ø
Net realized and unrealized loss on investments	(1.28)	—		(1.30)	—		(1.27)	—
Total from Investment Operations	(1.27)	—	ø	(1.20)	—	ø	(1.23)	—	ø
Less Distributions:
Distributions from net investment income	(0.01)	—		(0.10)	—		(0.04)	—
Distributions in excess of net investment income	(0.10)	—		(0.09)	—		(0.11)	—
Total Distributions	(0.11)	—		(0.19)	—		(0.15)	—
Net Asset Value, End of Period	$5.76	$7.14		$5.75	$7.14		$5.76	$7.14

Total Return	(17.86)%	0%		(16.91)%	0%		(17.30)%	0%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,166	$7		$342	$7		$20	$7
Ratio of expenses to average net assets	2.39%	2.39	%†	1.12%	1.12	%†	1.89%	1.89	%†
Ratio of net investment income (loss) to average net assets	0.15%	(2.39	)%†	1.42%	(1.12	)%†	0.65%	(1.89	)%†
Portfolio turnover rate	81.20%	—		81.20%	—		81.20%	—
Without expense reimbursement:øø
Ratio of expenses to average net assets	3.27%	90.78	%††	5.38%	227.72	%††	2.78%	90.28	%††
Ratio of net investment income (loss) to average net assets	(0.73)%	(90.78	)%††	(2.84)%	(227.72	)%††	(0.23)%	(90.28	)%††

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund

Class A
	Year Ended December 31,
	2007	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.87	$8.70	$9.26	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.12	0.11	0.14	0.21	0.10
Net realized and unrealized gain (loss) on investments	(2.40)	2.53	0.33	1.71	0.98
Total from Investment Operations	(2.28)	2.64	0.47	1.92	1.08
Less Distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.14)	(0.21)	(0.09)
Distributions in excess of net investment income	—	—	(0.02)	(0.13)	(0.07)
Return of capital	—	(0.20)	—	(0.05)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.69)	(1.47)	(1.03)	(0.70)	(0.18)
Net Asset Value, End of Period	$5.90	$9.87	$8.70	$9.26	$8.04

Total Return	(23.83)%	30.90%	5.34%	24.95%	15.36%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$22,451	$42,948	$35,619	$34,401	$15,348
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.59%†
Ratio of net investment income to average net assets	1.32%	1.09%	1.51%	2.43%	2.86%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:øø
Ratio of expenses to average net assets	1.79%	1.67%	1.78%	1.79%	2.96%†
Ratio of net investment income to average net assets	1.13%	1.02%	1.33%	2.23%	1.50%†

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

Class B
	Year Ended December 31,
	2007	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.86	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.41)	2.49	0.34	1.71	0.99
Total from Investment Operations	(2.36)	2.57	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.56)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.61)	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$5.89	$9.86	$8.69	$9.25	$8.04

Total Return	(24.46)%	29.97%	4.58%	24.01%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$6,115	$13,104	$13,156	$13,759	$6,432
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.56%	0.83%	0.76%	1.68%	2.11%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:øø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.37%	0.76%	0.58%	1.48%	0.75%†

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

Class C
	Year Ended December 31,
	2007	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.85	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.40)	2.48	0.34	1.71	0.99
Total from Investment Operations	(2.35)	2.56	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.56)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.61)	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$5.89	$9.85	$8.69	$9.25	$8.04

Total Return	(24.38)%	29.84%	4.58%	24.02%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$12,149	$27,518	$23,478	$31,894	$15,916
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.56%	0.83%	0.76%	1.68%	2.11%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:øø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.72%†
Ratio of net investment income to average net assets	0.37%	0.76%	0.58%	1.48%	0.75%†

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

Class D
	Year Ended December 31,
	2007	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.86	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.05	0.08	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	(2.41)	2.49	0.34	1.71	0.99
Total from Investment Operations	(2.36)	2.57	0.41	1.85	1.06
Less Distributions:
Distributions from net investment income	(0.05)	(0.08)	(0.07)	(0.14)	(0.07)
Distributions in excess of net investment income	—	—	(0.03)	(0.15)	(0.07)
Return of capital	—	(0.16)	—	(0.04)	—
Distributions from net realized capital gain	(1.56)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.61)	(1.40)	(0.97)	(0.64)	(0.16)
Net Asset Value, End of Period	$5.89	$9.86	$8.69	$9.25	$8.04

Total Return	(24.43)%	29.97%	4.58%	24.01%	15.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$5,912	$10,922	$7,345	$8,224	$3,329
Ratio of expenses to average net assets	2.35%	2.35%	2.35%	2.35%	2.34%†
Ratio of net investment income to average net assets	0.56%	0.82%	0.76%	1.68%	2.11%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:øø
Ratio of expenses to average net assets	2.54%	2.42%	2.53%	2.54%	3.71%†
Ratio of net investment income to average net assets	0.37%	0.75%	0.58%	1.48%	0.75%†

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

Class I
	Year Ended December 31,
	2007	2006	2005	2004	11/24/03** to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.88	$8.70	$9.28	$8.04	$7.61
Income from Investment Operations:
Net investment income	0.15	0.12	0.16	0.15	0.03
Net realized and unrealized gain (loss) on investments	(2.41)	2.55	0.33	1.79	0.45
Total from Investment Operations	(2.26)	2.67	0.49	1.94	0.48
Less Distributions:
Distributions from net investment income	(0.15)	(0.12)	(0.16)	(0.15)	(0.02)
Distributions in excess of net investment income	—	—	(0.04)	(0.19)	(0.01)
Return of capital	—	(0.21)	—	(0.05)	—
Distributions from net realized capital gain	(1.56)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.71)	(1.49)	(1.07)	(0.70)	(0.05)
Net Asset Value, End of Period	$5.91	$9.88	$8.70	$9.28	$8.04

Total Return	(23.59)%	31.34%	5.55%	25.21%	5.49%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$8,009	$6,853	$865	$1,077	$315
Ratio of expenses to average net assets	1.25%	1.33%	1.35%	1.35%	0.94	%†
Ratio of net investment income to average net assets	1.67%	1.17%	1.76%	2.67%	3.42	%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40	%#
Without expense reimbursement:øø
Ratio of expenses to average net assets			1.68%	2.05%	2.45	%†
Ratio of net investment income to average net assets			1.43%	1.97%	1.91	%†

See footnotes on page 46.

Financial Highlights

Monthly Dividend Real Estate Fund (continued)

Class R
	Year Ended December 31,
	2007	2006	2005	2004	7/16/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$9.87	$8.69	$9.25	$8.04	$7.14
Income from Investment Operations:
Net investment income	0.09	0.10	0.11	0.18	0.09
Net realized and unrealized gain (loss) on investments	(2.43)	2.53	0.34	1.71	0.99
Total from Investment Operations	(2.34)	2.63	0.45	1.89	1.08
Less Distributions:
Distributions from net investment income	(0.09)	(0.10)	(0.11)	(0.18)	(0.08)
Distributions in excess of net investment income	—	—	(0.03)	(0.14)	(0.08)
Return of capital	—	(0.19)	—	(0.05)	—
Distributions from net realized capital gain	(1.57)	(1.16)	(0.87)	(0.31)	(0.02)
Total Distributions	(1.66)	(1.45)	(1.01)	(0.68)	(0.18)
Net Asset Value, End of Period	$5.87	$9.87	$8.69	$9.25	$8.04

Total Return	(24.37)%	30.73%	5.08%	24.55%	15.24%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,280	$1,748	$760	$22	$12
Ratio of expenses to average net assets	1.85%	1.85%	1.85%	1.85%	1.84%†
Ratio of net investment income to average net assets	1.06%	0.98%	1.26%	2.17%	2.61%†
Portfolio turnover rate	76.07%	47.78%	41.09%	29.03%	19.40%
Without expense reimbursement:øø
Ratio of expenses to average net assets	2.04%	1.92%	2.03%	2.05%	3.21%†
Ratio of net investment income to average net assets	0.87%	0.91%	1.08%	1.97%	1.25%†

*	Commencement of operations.
**	Commencement of offering of shares.
†	Annualized.
††	The ratios of expenses and net investment loss to average net assets without expense reimbursement are annualized ratios based upon only three days of operations and are not representative of what such ratios would be if the Fund had operated for a longer period of time.
ø	Less than + or – $0.01 per share.
øø	The Manager has waived all or a portion of its management fee and/or reimbursed certain expenses of the Funds for certain periods presented.
#	Computed at the Fund level for the period July 16, 2003 to December 31, 2003.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman LaSalle Real Estate Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman LaSalle Real Estate Fund Series, Inc., comprising Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund (the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman LaSalle Real Estate Fund Series, Inc. as of December 31, 2007, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the respective stated periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 29, 2008

Required Federal Income Tax
Information  (unaudited)

For the year ended December 31, 2007, the Funds designate the following percentages as qualified dividends to individual shareholders:

	Global Real Estate Fund	Monthly Dividend Real Estate Fund
Class A	0.87%	5.00%
Class B	—	5.00
Class C	1.57	5.00
Class D	1.44	5.00
Class I	0.81	5.00
Class R	0.73	5.00

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

The directors of Seligman LaSalle Real Estate Fund Series, Inc. (the “Series”), of which Seligman LaSalle Monthly Dividend Real Estate Fund (the “Fund”) is a separate series, unanimously approved the continuance of the Management Agreement with the Manager with respect to the Fund and the continuance of the Subadvisory Agreement between the Manager and LaSalle Investment Management (Securities), L.P. (the “Subadviser”) with respect to the Fund at a meeting held on November 15, 2007. The Management and Subadvisory Agreements with respect to Seligman LaSalle Global Real Estate Fund, also a separate series of the Series, were not subject to consideration at that meeting.

Prior to approval of the continuance of the Management Agreement and the Subadvisory Agreement, the directors requested and evaluated extensive materials from the Manager and the Subadviser. They reviewed the proposed continuance of the Management Agreement and Subadvisory Agreement with the Manager and the Subadviser, and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuances in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager and Subadviser gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the Subadviser to subadvise the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, and between the Manager and the Subadviser, as provided in the Subadvisory Agreement, relating to the Fund including the management and subadvisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and by the Subadviser under the Subadvisory Agreement. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources they have dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager and the Subadviser. The directors also considered the Subadviser’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers (including the Subadviser), also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provides an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and the Manager’s financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s and Subadviser’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund, and the Subadviser’s relationship with the Fund, before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s (and similarly, the Subadviser’s) level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors recognized that the Subadviser had benefited from soft dollar arrangements using portfolio brokerage of the Fund. The directors also considered that a broker-dealer affiliate of the Manager may receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s and Subadviser’s profitability would be somewhat lower without these benefits. The directors noted that the Manager and Subadviser may derive reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding the continuance of the Management and Subadvisory Agreements. At the meeting, the directors reviewed performance information for the Fund for the first nine months of 2007, the preceding three calendar years and annualized one- and three-year rolling periods ended September 30, 2007. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

The directors reviewed information showing performance of the Fund compared to the Lipper Real Estate Funds Average and the FTSE NAREIT Equity REITs Index, as well as performance relative to the other funds in the Lipper Real Estate Funds Average and to a group of competitor funds selected by the Manager. The directors noted that while the Fund had substantial and positive absolute performance over the periods presented, other than the first nine months of 2007, the Fund’s results lagged its benchmarks in the periods presented. The Manager also explained that the Fund’s investment objective of seeking a high level of current income differs from that of the other funds in the Lipper average, many of which have an objective of total return, and that the FTSE NAREIT Equity REITs Index also measured total return. The directors recognized that the Lipper and FTSE-NAREIT comparisons were of limited utility because of this difference. The Manager explained that the funds in the competitor average had an income objective more similar to the Fund’s. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager and the subadvisory fee rate paid to the Subadviser. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors also reviewed data provided by the Subadviser comparing the subadvisory fee rate in the Subadvisory Agreement with the rates it earns from advising other non-fund accounts. The directors noted that the subadvisory fee rate paid under the Subadvisory Agreement were generally within the range of those paid by the Subadviser’s other clients of comparable size.

The directors compared the Fund’s management fee rate to the rate paid by the funds in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was comparable to the average and the median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman

Matters Relating to the Directors’
Consideration of the Continuance of the
Management and Subadvisory Agreements

Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was within the range for funds in the peer group but somewhat higher than the peer group median and average. The directors also noted that the Manager had undertaken to reimburse certain of the Fund’s expenses to the extent they exceed a specified level of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The directors considered the Fund’s current asset levels and the Manager’s expectations for growth in asset levels during the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager or the Subadviser. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman LaSalle Real Estate Fund Series, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex
Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (65)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 55.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Leroy C. Richie (66)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (69)* • Director and Chairman of the Board: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director, President, and Chief Executive Officer: 2003 to Date • Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

See footnotes on page 55.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Thomas G. Rose (50) • Vice President: 2003 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President and Treasurer: 2003 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 2003 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

[This Page Intentionally Left Blank]

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman LaSalle Real Estate Fund Series, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.

REFS2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$49,417	$30,650
Audit-Related Fees	–	–
Tax Fees	2,650	2,500
All Other Fees	2,334	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$141,710
Tax Fees	9,000	11,955
All Other Fees	15,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $170,424 and $156,165, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 7, 2008

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 7, 2008

SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.